Prepaid land use rights (Tables)	12 Months Ended
Dec. 31, 2011
Prepaid land use rights
Schedule of prepayment for land use rights

	As of December 31,	As of December 31,
	2010	2011
	RMB	RMB
Cost	208,916	266,228
Less: accumulated amortization	(9,248)	(14,785)
Net book value	199,668	251,443

Current portion of prepaid land use rights (recorded in other current assets)	4,178	5,555
Non-current portion of prepaid land use rights	195,490	245,888
Total	199,668	251,443